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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 23, 1999
                                                          --------------

                                   Knoll, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

Delaware                         1-12907                     13-3873847
--------                         -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


           1235 Water Street, East Greenville, Pennsylvania     18041
           ----------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)

       Registrant's Telephone Number, including area code: (215) 679-7991
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On March 24, 1999, the Registrant issued a press release announcing that it had received a proposal from Warburg, Pincus Ventures, L.P. ("Warburg, Pincus") and certain members of the Registrant's management to acquire all of the outstanding shares of Knoll's common stock owned by public shareholders at a price of $25.00 per share. The letter from Warburg, Pincus making such proposal, filed herewith as Exhibit 99.1, and the press release, filed herewith as Exhibit 99.2, are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

         The following exhibits are filed as part of this report:

         99.1 Letter of Warburg, Pincus Ventures, L.P., dated March 23, 1999.

         99.2 Press Release of the Registrant, dated March 24, 1999.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNOLL, INC.



                                        By: /s/ Douglas J. Purdom
                                            -------------------------
                                             Douglas J. Purdom
                                             Senior Vice President and
                                             Chief Financial Officer


Dated:  March 24, 1999





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                                  Exhibit Index
                                  -------------


Exhibit No.   Description
-----------   -----------

99.1          Letter of Warburg, Pincus Ventures, L.P., dated March 23, 1999.

99.2          Press Release of the Registrant, dated March 24, 1999.